UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐
Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 12, 2022
March 18, 2022
To the Stockholders of Healthcare Trust, Inc.:
I am pleased to invite our stockholders to the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, May 12, 2022. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/HTI2022.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on March 14, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/HTI. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HTI2022, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Scott M. Lappetito

Scott M. Lappetito
Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST, INC.
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Stockholder Proposals in the Proxy Statement	35
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	35
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650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2021 (our “2021 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2021 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials is expected to commence on or about March 18, 2022. Additional copies of this Proxy Statement and our 2021 10-K will be furnished to you, without charge, by writing us at Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on May 12, 2022
This Proxy Statement, the Notice of Annual Meeting and our 2021 10-K are available at:
www.proxyvote.com/HTI

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2021 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/HTI. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice provides instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting your vote during the virtual meeting within the online portal.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting or otherwise determines to confer authority to vote their shares. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Scott M. Lappetito as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, May 12, 2022 commencing at 11:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/HTI2022. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates.

Q:
How can I ask questions during the Annual Meeting?

A:
You may submit a question during the Annual Meeting using the “Ask A Question” box on the left-hand side of your screen. Enter your question in the box and hit the “SUBMIT” button to submit it. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Edward G. Rendell and Elizabeth K. Tuppeny as the Class II directors to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on March 14, 2022 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, approximately 100,735,691 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Withhold votes, abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Edward G. Rendell and Elizabeth K. Tuppeny as Class II directors, and a vote “FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/HTI;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on May 11, 2022, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name and you do not provide your broker with instructions, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a “routine” matter. The proposal to elect directors is a “non-routine” matter, and, without your instruction, your broker cannot vote your shares on that proposal.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying our Secretary in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first or prior proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:	•	Proposal No. 1 — Election of Directors. There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of Edward G. Rendell and Elizabeth K. Tuppeny as Class II directors to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify, and (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a properly executed and submitted proxy gives authority to Mr. Weil and Mr. Lappetito, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2023 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 19, 2022 and no later than 5:00 p.m. Eastern Time on November 18, 2022. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2023 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than November 18, 2022. Proposals should be sent via registered, certified or express mail to: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. For additional information, see “Stockholder Proposals for the 2023 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $21,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Healthcare Trust Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/HTI.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/HTI;

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via telephone, at (855) 973-0096; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2021 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting, or would like additional copies of this Proxy Statement, our 2021 10-K or any documents relating to any of our future stockholder meetings, please contact: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York, 10019, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.healthcaretrustinc.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our Advisor. In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class II directors will be elected to serve until the 2025 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at six, of which five are independent directors.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Edward G. Rendell and Elizabeth K. Tuppeny, our Class II directors with terms expiring at the Annual Meeting (who are also nominees for election as our Class II directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms Expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Edward G. Rendell	II	78	Independent Director	2015	2022	2025
Elizabeth K. Tuppeny	II	61	Independent Director; Nominating and Corporate Governance Committee Chair	2013	2022	2025
Continuing Directors
Lee M. Elman	I	85	Independent Director	2016	2024	—
Leslie D. Michelson	III	71	Non-Executive Chairman; Audit Committee Chair	2015	2023	—
B.J. Penn	I	83	Independent Director	2019	2024	—
Edward M. Weil, Jr.	III	55	Chief Executive Officer, President and Director	2016	2023	—
Executive Officers (not listed above)
Scott M. Lappetito(1)	N/A	35	Chief Financial Officer, Secretary and Treasurer(1)	N/A	N/A	N/A

(1)
Mr. Lappetito, our chief financial officer, treasurer and secretary since December 2021, is also the chief financial officer, treasurer and secretary of the Advisor and Healthcare Trust Properties, LLC (the “Property Manager”). From April 2021 to December 2021, Jason F. Doyle served as our chief financial officer, treasurer and secretary, as well as the chief financial officer, treasurer and secretary of the Advisor and the Property Manager. Katie P. Kurtz previously served in such capacities prior to April 2021.

Nominees for Class II Directors
Edward G. Rendell
Gov. Edward G. Rendell has served as an independent director of the Company since December 2015 and is a Class II director. Gov. Rendell has also served as an independent director of Global Net Lease, Inc. (“GNL”) since March 2012 and as an independent director of The Necessity Retail REIT, Inc. (formerly known as American Finance Trust, Inc., “RTL”) since February 2017. Gov. Rendell has served as an independent director of Franklin BSP Lending Corporation (formerly known as Business Development Corporation of America, “FBLC”), an entity which was previously advised by an affiliate of AR Global Investments, LLC (“AR Global”), since January 2011. Gov. Rendell previously served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) from October 2012 until the close of the merger of RCA with RTL in February 2017, and also previously served as an independent director of RCA from February 2011 until March 2012. He previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016. Gov. Rendell served as an independent director of VEREIT, Inc. (formerly known as American Realty Capital Properties, Inc., “VEREIT”) from February 2013 until April 2015.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny has served as an independent director of the Company since January 2013, including as the chair of our nominating and corporate governance committee since January 2016, and is a Class II director. Ms. Tuppeny has also served as an independent director of New York City REIT, Inc. (“NYC”), a NYSE-listed real estate investment trust (REIT) with a $863.6 million portfolio of high-quality commercial real estate located within the five boroughs of New York City, particularly in Manhattan, since March 2014, including as NYC’s lead independent director since December 2014. Ms. Tuppeny has also served as an independent director of Franklin BSP Realty Trust, Inc., a wholly-owned subsidiary of Franklin Templeton and a real estate finance company focused on mortgage originations and acquisitions for a diversified portfolio of commercial real estate debt secured by properties located in the United States, since January 2013, including as its lead independent director since July 2016. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. from May 2012 until January 2014.
As the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, Ms. Tuppeny has over 30 years of experience in the branding and advertising industries and has driven business strategies for Fortune 500 companies, focused on maximizing return on investment with internal, external and brand advocacy marketing. Domus provides services to Fortune 500 companies, including Chevron, Citibank, ConAgra, Diageo, DuPont, Epson, Mattel, Merck, Merrill Lynch, Procter & Gamble, Ralph Lauren and Westinghouse. Domus’ real estate clients include Ritz Carlton Residences, S&H Associate’s (Tel Aviv) Parkway 22, and PMC Real Estate.
Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council, a public-private development organization, for three-plus years where she evaluated and approved over 500- industrial and commercial real estate transactions totaling over $1 billion that helped to attract jobs to Philadelphia, including Citizen’s Bank Park and The Navy Yard.

Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia International Tourism Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the prestigious national Stevie Award as the nation’s top woman entrepreneur in 2004, outperforming 13,000 entrants, and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce.
Ms. Tuppeny has expertise in world-class governance best practices from her certifications from Harvard Business School’s Executive Leadership program, Making Corporate Boards More Effective; the National Association of Corporate Directors’ Master Class, MIT’s Cybersecurity: Technology, Application and Policy, EY’s Center for Board Matters and is currently completing Leverage Diversity and Inclusion for Organizational Excellence at Stanford’s Graduate School of Business.
Ms. Tuppeny has taught at Temple University, taught post-graduate students Strategic Positioning and Branding at New York University, and has guest-lectured on the same topic at the University of Pennsylvania, where she received her undergraduate degree from the University of Pennsylvania’s College of Arts and Sciences and The Annenberg School of Communications. Ms. Tuppeny was inaugurated into the University of Pennsylvania’s Senior Honor Society and is a member of the University of Pennsylvania’s Sports Hall of Fame, where she held five all-time school records.
Our Board of Directors believes that Ms. Tuppeny’s extensive experience as a director of the companies described above and as chief executive officer and founder of Domus makes her well qualified to serve on our Board of Directors.
Continuing Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class I director. Mr. Elman has served as an independent director of GNL since December 2016 and as an independent director of NYC since February 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until December 2016, when Global II completed its merger with GNL.
Since 1979, Mr. Elman has served as President of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As President of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
We believe that Mr. Elman’s experience as an executive officer and director of the companies described above and his experience as a real estate investor for over 40 years make him well qualified to serve as a member of our Board of Directors.
Leslie D. Michelson
Leslie D. Michelson has served as an independent director of the Company since December 2015, including as non-executive chair since October 2016, and is a Class III director. Mr. Michelson has served as an independent director of RTL since February 2017. Mr. Michelson has served as an independent director of FBLC since January 2011, including as lead independent director since February 2016. In addition, Mr. Michelson has served as an independent director of BSP Franklin Capital Corporation since March 2020. Mr. Michelson has served as an independent director of BSP Franklin Credit Corporation since January 2021. Since March 2021, he has also served as an independent director and a member of the audit committee, nominating and corporate governance committee and compensation committee of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the New York Stock Exchange (“NYSE”).
Mr. Michelson previously served as an independent director of RCA from November 2015 until the close of RCA’s merger with RTL in February 2017, and previously served as an independent director of RCA from March 2012 until October 2012. Mr. Michelson previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016, an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017, an independent director of VEREIT from October 2012 until April 2015, and an independent director of Crossroads Capital, Inc. (formerly known as BDCA Venture, Inc., “Crossroads Capital”) from June 2014 until June 2015.
From April 2007 until February 2020, Mr. Michelson served as the chairman and chief executive officer of Private Health Management Inc. and, since March 2020, Mr. Michelson has served as executive chairman and a director of the company, which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated developing and commercializing high-value pharmaceutical products, from April 2013 until September 2018. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
Our Board of Directors believes that Mr. Michelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
B.J. Penn
B.J. Penn has served as an independent director of the Company since July 2019 and is a Class I director. Previously, Mr. Penn served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“HT III”) from August 2014 until its dissolution and liquidation in March 2019 following the completion of the sale of substantially all its assets to the Company. Mr. Penn has served as president of Penn Construction Group, Inc., a company that provides design/engineering, construction solutions and project management services, since January 2010, and has served as president and chief executive officer of Genesis IV, LLC, a company that provides consulting services in the areas of cyber procurement and systems acquisition, since October 2010. Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George Washington University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Mr. Penn previously served as Acting Secretary of the Navy and as Assistant Secretary (Installations and Environment) of the Navy where he was responsible for managing Navy and Marine Corps real property, housing and other facilities totaling 72,500 buildings and 4,484,000 acres. Mr. Penn earned a Masters of Science from the George Washington University and a Bachelor of Science from Purdue University.
Our Board of Directors believes that Mr. Penn’s experience as a director or executive officer of the companies described above and his experience in various leadership positions in the Navy make him a valuable and well qualified member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since October 2016 and chief executive officer and president of the Company, the Advisor and the Property Manager since September 2018 and is a Class III director. Mr. Weil previously also served as an executive officer of the Company, the Advisor and the Property Manager from their formation in October 2012 until November 2014. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed GNL since January 2017; as executive chairman of NYSE-listed NYC since November 2015 and as chief executive officer, president and secretary of NYC, the NYC advisor and the NYC property manager since March 2017; and as chairman of the board of directors of Nasdaq-listed RTL and as chief executive officer and president of RTL, the RTL advisor and the RTL property manager since November 2015. Since March 2021, he has also served as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the NYSE.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of HT III until its liquidation and dissolution in March 2019; as executive chairman of Global II until December 2016, when Global II merged with GNL, as a director of FBLC until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of RCA until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of RCIFT, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “—  Continuing Directors  —  Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Scott M. Lappetito
Scott M. Lappetito has served as the chief financial officer, treasurer and secretary of the Company since December 2021. Mr. Lappetito has also served as the chief financial officer, treasurer and secretary of the Advisor and Property Manager since December 2021. Mr. Lappetito joined AR Global in October 2016 and has served various accounting roles at entities that are or were advised by affiliates of AR Global, including as the Company’s chief accounting officer since April 2019, the Company’s controller from November 2017 through April 2019, as chief accounting officer of RTL from November 2019 through March 2020, controller of HT III from November 2017 until its dissolution and liquidation in March 2019 and assistant controller of AR Global from October 2016 through November 2017. Prior to joining AR Global, Mr. Lappetito held various financial and practice leadership roles, including vice president of corporate accounting at Citigroup, Inc. from March 2014 to October 2016. Prior to that, Mr. Lappetito served in various other senior finance and accounting positions at other public companies. Mr. Lappetito began his career in public accounting in November 2010 with PricewaterhouseCoopers LLP. Mr. Lappetito is a certified public accountant in the State of New York, holds a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Villanova University.

Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees. The Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. The Advisor and the Property Manager are under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 11 meetings and took action by written consent or electronically on 12 occasions during the year ended December 31, 2021. Except for one director that did not attend one meeting, our directors attended all the meetings held while they were a member of the Board of Directors. All of our directors attended our 2021 annual meeting of stockholders. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee, but the nominating and corporate governance committee carries out the responsibilities typically associated with a compensation committee.
Leadership Structure of the Board of Directors
Leslie D. Michelson, an independent director, currently serves as our non-executive chairman of the Board. Edward M. Weil, Jr. serves as our chief executive officer and president.
As non-executive chairman, Mr. Michelson organizes the work of the Board and presides over meetings of the Board. In addition, Mr. Michelson is involved in our strategy and operations, and he is expected to devote a significant amount of his time to the Company in this capacity. Mr. Michelson’s responsibilities include, among others: (i) driving organizational strategy with the chief executive officer and other officers, responding to changes in the healthcare industry, in addition to setting Board strategy and objectives; (ii) meeting with key advisory and strategic relationships (credit and lending, accounting and audit, and investment banking), as well as key tenants and clients; (iii) consistently monitoring our portfolio performance and serving as the principal liaison between the chief executive officer and the Board to communicate business and management topics; and (iv) consulting and communicating alongside the chief executive officers with stockholders.
As chief executive officer and president, Mr. Weil works in coordination with Mr. Michelson as they are both responsible for our strategy and operations. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles but also provides for collaborative work on strategy and operations, is appropriate at this time. The goal of the division of authority and responsibilities is to capitalize on Mr. Michelson’s extensive experience with, knowledge of and influence in the industry, allowing Mr. Weil to focus on managing the business. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure for the Company and is best for the Company at this time. Mr. Michelson, in his capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debts and securities offerings, as well as its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews and approves transactions with related parties such as the Advisor, AR Global and their affiliates, and resolves other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Mr. Michelson, Ms. Tuppeny, Gov. Rendell, Mr. Elman and Mr. Penn, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq Stock Market (“Nasdaq”). Mr. Michelson is the chair of our audit committee. Our audit committee held seven meetings during the year ended December 31, 2021. Except for one director who did not attend one meeting, our directors who are members of the audit committee attended all of the meetings of the audit committee while they were members of the audit committee. The audit committee charter is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations  —  Corporate Governance  —  Audit Committee Charter” and to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019. The Board of Directors has determined that Mr. Elman, Mr. Michelson and Ms. Tuppeny each qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•
the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2021 is discussed below under the heading “Audit Committee Report.”
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Mr. Elman, Mr. Michelson, Gov. Rendell and Ms. Tuppeny, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of Nasdaq. Ms. Tuppeny serves as the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee held five meetings during the year ended December 31, 2021. Members of the nominating and corporate governance committee attended all of the meetings of the nominating and corporate governance committee while they were a member of the nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019 and is also available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations  —  Corporate Governance  —  Nominating and Corporate Governance Committee Charter.” In addition to being independent directors, all of the members of our nominating and corporate governance committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act.
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a compensation committee, are to:

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identify qualified individuals to become directors of the Company;

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recommend director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting;

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recommend committee assignments;

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periodically assess the performance of the Board of Directors;

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review and recommend appropriate corporate governance policies and procedures for the Company, including reviewing the Company’s code of business conduct and ethics for the Company’s executive officers and senior financial officers;

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approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of the Company’s executive officers;

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oversee the Company’s equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock (“restricted shares”), restricted stock units, dividend equivalent rights and other equity-based awards;

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assist the Board and the non-executive chair of the Company in overseeing the development of executive succession plans;

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determine from time to time the remuneration for the Company’s independent directors; and

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for all related party transactions, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction;

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negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to us and in our best interest;

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

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review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly-held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2023 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Director Independence
Even though shares of our Common Stock are not listed on Nasdaq, the Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of Nasdaq, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that none of Mr. Michelson, Gov. Rendell, Mr. Elman, Ms. Tuppeny and Mr. Penn has any relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and each of them is “independent” within the meaning of the applicable listing standards of Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. Our Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.healthcaretrustinc.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT and we have no employees. We therefore do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see the discussion below and in “Certain Relationships and Related Transactions.”
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our chairman, chief executive officer and president, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our nominating and corporate governance committee (which carries out the responsibilities typically associated with a compensation committee) is involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. The aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including executive officers) is subject to a limit for each fiscal year that is equal to the greater of a fixed and a variable component based on a percentage of the Company’s total real estate investments, at cost. Each component of the limit increases each year by an annual cost of living adjustment. For the year ended December 31, 2021, the fixed component was approximately $7.2 million and the variable component was approximately $7.6 million. The fixed component of the limit is subject to reduction in connection with certain dispositions that reduce the assets of the Company. See “Certain Relationships and Related Transactions — Advisor — Professional Fees and Other Reimbursements” for further details. Furthermore, we are not responsible for reimbursing the salaries, wages and benefits of any executive officer of the Company who is also a partner, member or equity owner of AR Global, such as Mr. Weil.
Other Compensation
We have not adopted any other compensation plans, policies and programs affecting our named executive officers. The nominating and corporate governance committee would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. We have not made any equity awards to our named executive officers. The nominating and corporate governance committee is also responsible for approving and administering all grants of awards under our restricted share plan (as amended, the “RSP”) to our named executive officers if we make equity awards thereunder to our named executive officers.
No compensation consultant played any role in any matters related to the Company’s arrangements involving its named executive officers during 2021 or in prior periods.

Advisory Vote on Executive Compensation
Because the Board of Directors and nominating and corporate governance committee had not considered a compensation policy or program for our named executive officers of any kind prior to 2019, the 2020 annual meeting of stockholders was the first year in which we held a non-binding stockholder advisory vote on compensation of our named executive officers and a non-binding stockholder advisory vote on the frequency of the non-binding stockholder advisory vote on compensation of our named executive officers. At the 2020 annual meeting of stockholders, approximately 67% of the shares voted were in support of the compensation of our named executive officers. Except to the limited extent described herein, we do not have compensation policy or program for our named executive officers compensation. In considering this advisory vote, the compensation committee also noted that the Company’s obligation to reimburse the Advisor for amounts incurred by the Advisor for the salary, bonus and benefits of certain named executive officers is governed by the terms of the Company’s advisory agreement with the Advisor and cannot be amended except with the mutual consent of the parties. Following the 2020 annual meeting of stockholders, where approximately 56% of the shares voted in support of holding a stockholder advisory vote every three years, the Board of Directors decided to hold a stockholder advisory vote every three years with respect to the compensation of the Company’s named executive officers. Accordingly, the next non-binding stockholder advisory vote on compensation of our named executive officers will be held at the 2023 annual meeting of stockholders.
Pay Ratio
We have not included a ratio of the compensation our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2021, 2020 and 2019:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., Chief Executive Officer and President	2021	—	—	—	—	—
	2020	—	—	—	—	—
	2019	—	—	—	—	—
Katie P. Kurtz, Former Chief Financial Officer, Secretary and Treasurer	2021	135,227(1)	81,310(1)	—	25,628(2)	242,165
	2020	167,779(1)	265,895(1)	—	25,167(3)	458,841
	2019	159,025(1)	332,506(1)	—	11,166(4)	502,697
Jason F. Doyle, Former Chief Financial Officer, Secretary and Treasurer	2021	66,120(1)	19,132(1)	—	7,344(5)	92,596
	2020	—	—	—	—	—
	2019	—	—	—	—	—
Scott M, Lappetito, Chief Financial Officer, Secretary and Treasurer	2021	21,208(1)	4,936(1)	—	2,166(6)	28,310
	2020	—	—	—	—	—
	2019	—	—	—	—	—

(1)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Ms. Kurtz, Mr. Doyle and Mr. Lappetito, respectively, during the applicable year that was reimbursed by the Company pursuant to our advisory agreement.

(2)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2021 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $18,029 for payroll taxes; (ii) $3,523 for payment of medical insurance costs; and (iii) $4,146 for matching contributions to Ms. Kurtz’s 401(k).

(3)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2020 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $12,081 for payroll taxes; (ii) $9,497 for payment of medical insurance costs; and (iii) $3,589 for matching contributions to Ms. Kurtz’s 401(k).

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement.

(5)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Doyle during 2021 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $3,584 for payroll taxes; (ii) $1,773 for payment of medical insurance costs; and (iii) $1,987 for matching contributions to Mr. Doyle’s 401(k).

(6)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Lappetito during 2021 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $1,218 for payroll taxes; and (ii) $948 for matching contributions to Mr. Lappetito’s 401(k).

Compensation Committee Interlocks and Insider Participation
There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.
Compensation Policies and Practices Related to Risk Management
The nominating and corporate governance committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of  $30,000 and an additional yearly retainer of $55,000 for the lead independent director or non-executive chair; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per meeting. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). In addition, since April 2017 our non-executive chairman has received a monthly retainer of $25,000, and our independent directors (with Mr. Michelson abstaining) have approved the continued payment of this monthly retainer through December 2022.
We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

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$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2021:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Leslie D. Michelson	418,750	—	—	—	—	—	418,750
Lee M. Elman	60,500	—	—	—	—	—	60,500
Edward G. Rendell	59,000	—	—	—	—	—	59,000
B.J. Penn	60,500	—	—	—	—	—	60,500
Elizabeth K. Tuppeny	60,500	—	—	—	—	—	60,500

(1)
No restricted shares were granted during the year ended December 31, 2021. As of December 31, 2021, Mr. Michelson, Mr. Elman, Gov. Rendell, Ms. Tuppeny and Mr. Penn held approximately 128,871, 5,000, 5,000, 5,000 and 5,000 unvested restricted shares, respectively. These unvested restricted shares relate to a grant in August 2017 of restricted share awards to the independent directors as follows: (i) 300,000 restricted shares to Mr. Michelson, with one-seventh of the shares vesting annually in equal increments over a seven-year period with initial vesting on August 4, 2018; and (ii) 25,000 restricted shares to each of Mr. Elman, Gov. Rendell, Ms. Tuppeny, with one-fifth of the shares vesting annually in equal increments over a five-year period with initial vesting on August 4, 2018, and a grant in July 2019 to Mr. Penn of 15,000 restricted shares vesting annually in equal increments over a three-year period with initial vesting on August 4, 2020.

Share-Based Compensation
Restricted Share Plan
The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees, officers and directors of the Advisor and, as a general matter, employees of affiliates of the Advisor that provide services to the Company.
The total number of shares granted as awards under the RSP may not exceed 5.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time and in any event will not exceed approximately 3.5 million shares (as such number may be further adjusted for stock splits, stock dividends, combinations and similar events).
Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of our Common Stock are subject to the same restrictions as the underlying restricted shares.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the record date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by certain persons, including:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Scott M. Lappetito(3)	—	—
Leslie D. Michelson(4)	330,590	*
Lee M. Elman(5)	28,760	*
B.J. Penn(6)	16,331	*
Edward G. Rendell(7)	30,136	*
Elizabeth K. Tuppeny(8)	33,126	*
Jason F. Doyle(3)	—	—
Katie P. Kurtz(3)	—	—
All directors and executive officers as a group (seven persons)	438,943	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any securities that AR Global may own and Mr. Weil disclaims beneficial ownership of such securities. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the approximately 9,677 shares of our Common Stock or the 391,217 shares of Common Stock that may be issuable if performance and other conditions are met, in exchange for partnership units of our operating partnership, Healthcare Trust Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) that are directly or indirectly beneficially owned by AR Global.

(3)
Mr. Lappetito has served as the chief financial officer, treasurer and secretary of the Company since December 2021. Mr. Doyle served as the chief financial officer, treasurer and secretary of the Company from April 2021 to December 2021.  Ms. Kurtz served as the chief financial officer, treasurer and secretary of the Company until April 2021.

(4)
Includes (i) approximately 128,571 unvested restricted shares and approximately 11,410 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2022, and (ii) approximately 15,527 other shares issued as quarterly stock dividends from October 2020 until January 2022.

(5)
Includes (i) 5,000 unvested restricted shares and approximately 448 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2022, and (ii) approximately 2,008 other shares issued as quarterly stock dividends from October 2020 until January 2022.

(6)
Includes (i) 5,000 unvested restricted shares and approximately 444 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2022, and (ii) approximately 887 other shares issued as quarterly stock dividends from October 2020 until January 2022.

(7)
Includes (i) 5,000 unvested restricted shares and approximately 447 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2022, and (ii) approximately 2,008 other shares issued as quarterly stock dividends from October 2020 until January 2022.

(8)
Includes (i) 5,000 unvested restricted shares and approximately 444 unvested restricted shares issued as quarterly stock dividends from October 2020 until January 2022, and (ii) approximately 2,256 other shares issued as quarterly stock dividends from October 2020 until January 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our chief executive officer, president and one of our directors, also is the chief executive officer and president of the Advisor and the Property Manager. Scott M. Lappetito, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager. From April 2021 to December 2021, Mr. Doyle served as our chief financial officer, treasurer and secretary, as well as the chief financial officer, treasurer and secretary of the Advisor and the Property Manager.  Ms. Kurtz previously served in such capacities prior to April 2021.
The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
Pursuant to our advisory agreement with the Advisor, the Advisor manages our day-to-day operations. The initial term of the advisory agreement expires on February 17, 2027, and is automatically renewed for another ten-year term upon each ten-year anniversary unless terminated (1) with notice of an election not to renew at least 365 days prior to the applicable tenth anniversary, (2) in accordance with a “Change of Control” (as defined in the advisory agreement) or a transition to self-management, (3) by 67% of the independent directors of the Board of Directors for cause, without penalty, with 45 days’ notice or (4) with 60 days prior written notice by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the advisory agreement or (b) any material breach of the advisory agreement of any nature whatsoever by the Company.
Asset Management Fees and Variable Management/Incentive Fees
Under the advisory agreement, the Company is required to pay the Advisor a base management fee, which is payable on the first business day of each month. The fixed portion of the base management fee is equal to $1.625 million per month. The variable portion of the base management fee is equal to one-twelfth of 1.25% of the cumulative net proceeds of any equity (including convertible equity and certain convertible debt but excluding proceeds from the Company’s distribution reinvestment plan) issued by the Company and its subsidiaries subsequent to February 17, 2017 per month. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2021, the Company incurred approximately $20.7 million in cash base asset management fees, including approximately $1.2 million with respect to the variable portion of the base management fee, to the Advisor, of which no amounts remained unpaid as of December 31, 2021.
In addition, the advisory agreement requires the Company to pay the Advisor a variable management/incentive fee quarterly in arrears equal to (1) the product of fully diluted number of shares of Common Stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s Core Earnings (as defined below) per share in excess of   $0.375 per share plus (y) 10.0% of the applicable prior quarter’s Core Earnings per share in excess of  $0.47 per share. “Core Earnings” is defined as, for the applicable period, net income or loss, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding non-cash equity compensation expense, the variable management/incentive fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent and any associated bad debt reserves, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management/incentive fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2021, the Advisor did not earn, and the Company did not incur any obligation to pay, a variable management/incentive fee to the Advisor.
With respect to periods ending prior to April 1, 2015, pursuant to the then effective advisory agreement and the limited partnership agreement of the OP (as amended from time to time, the “LPA”), the Company caused the OP to issue (subject to periodic approval by the Board) to the Advisor an asset management subordinated participation in the form of Class B Units. During these periods, the OP issued 359,250 Class B Units to the Advisor, all of which remain outstanding, but no Class B Units have been or will be issued pursuant to the advisory agreement and the LPA in effect with respect to subsequent periods. The issued and outstanding Class B Units will vest, and will no longer be subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) a listing; (2) another liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of the Company’s independent directors without cause; and (z) the Advisor is still providing advisory services to the Company (the “performance condition”). Unvested Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the economic hurdle has been met.  The Board determined in February 2018 that the economic hurdle had been satisfied, however none of the events have occurred, including a listing of the shares of Common Stock on a national securities exchange, which would have satisfied the other vesting requirement of the Class B Units. The Advisor receives cash distributions on each issued Class B Units equivalent to the cash distribution paid, if any, on shares of Common Stock. Stock dividends do not cause the OP to issue additional Class B Units, rather, the redemption ratio to Common Stock is adjusted. For the year ended December 31, 2021, as there were no cash distributions with respect to the Common Stock, there were no cash distributions with respect to the Class B Units.
Acquisition Expenses
The Advisor is reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses may not exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for third party acquisition expenses. Under the advisory agreement, total acquisition expenses may not exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments. This threshold has not been exceeded through December 31, 2021. During the year ended December 31, 2021, the Advisor and its affiliates incurred on behalf of the Company acquisition expenses, including insourced expenses, of $89,900, all of which had been reimbursed by the Company as of December 31, 2021.
Professional Fees and Other Reimbursements
The Company reimburses the Advisor’s costs of providing administrative services including personnel costs, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. This reimbursement includes reasonable overhead expenses for employees of the Advisor or its affiliates directly involved in the performance of services on behalf of the Company, including the reimbursement of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. With respect to executive officers of the Advisor, the Company is required to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of the Company’s executive officers, other than for any executive officer that is also a partner, member or equity owner of AR Global, an affiliate of the Advisor. During the year ended December 31, 2021, the Company incurred $9.4 million of reimbursement expenses from the Advisor and its affiliates for providing administrative services, of which no amounts remained unpaid as of December 31, 2021.
Further, under the advisory agreement, the aggregate amount of expenses relating to salaries, wages and benefits, including for executive officers and all other employees of the Advisor or its affiliates, that the

Company is required to reimburse is limited (the “Capped Reimbursement Amount”), for each fiscal year, to an amount equal to the greater of: (a) a fixed component (the “Fixed Component”) and (b) a variable component (the “Variable Component”).
Both the Fixed Component and the Variable Component increase by an annual cost of living adjustment equal to the greater of (x) 3.0% and (y) the CPI, as defined in the advisory agreement, for the prior year ended December 31st. Initially, for the year ended December 31, 2019, (a) the Fixed Component was equal to $6.8 million, and (b) the Variable Component was equal to: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year, divided by four, which amount is then (ii) multiplied by 0.29%.
If we sell real estate investments aggregating an amount equal to or more than 25% of Real Estate Cost, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the advisory agreement), then within12 months following the disposition(s), the advisory agreement requires the Advisor and the Company to negotiate in good faith to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the advisory agreement requires these negotiations within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the Company’s reduced assets.
The Company paid approximately $2.5 million in 2019 to the Advisor or its affiliates as reimbursement for bonuses of employees of the Advisor or its affiliates who provided administrative services during the calendar year 2019, prorated for the time spent working on matters relating to the Company. The Company does not reimburse the Advisor or its affiliates for any bonus amounts relating to time dedicated to the Company by Edward M. Weil, Jr., the Company’s Chief Executive Officer. The Advisor formally awarded 2019 bonuses to employees of the Advisor or its affiliates in September 2020 (the “2019 Bonus Awards”). The original $2.5 million estimate for bonuses recorded and paid to the Advisor in 2019 exceeded the cash portion of the 2019 Bonus Awards paid by the Advisor to employees of the Advisor or its affiliates and to be reimbursed by the Company by $1.2 million. As a result, during the three months ended September 30, 2020, the Company recorded a receivable from the Advisor of $1.2 million in prepaid expenses and other assets on the consolidated balance sheet and a corresponding reduction in general and administrative expenses. Pursuant to authorization by the independent members of the Company’s board of directors, the $1.2 million receivable was repaid to the Company over a 10-month period from January 2021 through October 2021. As of December 31, 2021, all of this amount had been repaid by the Advisor.
During the second quarter of 2021, the Advisor finalized the amounts and form of 2020 bonuses previously estimated (the “2020 Bonus Awards”) to be paid by the Advisor to the employees of the Advisor or its affiliates who provided administrative services during such calendar year, prorated for the time spent working on matters relating to the Company. The 2020 Bonus Awards are being paid by the Advisor over a ten-month period from June 2021 to April 2022. The final amounts exceeded the amounts previously reimbursed by the Company to the Advisor for estimated 2020 bonuses by approximately $1.0 million for the following reasons (i) forfeitures of bonuses related to employees of the Advisor or its affiliates who were terminated or resigned prior to payment (including the Company’s former chief financial officer) and (ii) a general reduction in final bonuses for remaining personnel due to on-going negative impacts of the COVID-19 pandemic. As a result, during the second quarter of 2021, the Company recorded a receivable from the Advisor of $1.0 million. Pursuant to authorization by the independent members of the Company’s board of directors, the $1.0 million receivable is required to be repaid to the Company on a pro rata basis over a six-month period from November 2021 through April 2022. As of December 31, 2021, $0.2 million has been repaid by the Advisor.
Termination Payments
Under the advisory agreement, upon the termination or non-renewal of the agreement, the Advisor is entitled to receive from the Company all amounts due to the Advisor, including any change of control fee and transition fee, as well as the then-present fair market value of the Advisor’s interest in the Company. All fees will be due within 30 days after the effective date of the termination of the advisory agreement.

Upon a termination by either party in connection with a Change of Control, we are required to pay the Advisor a Change of Control fee equal to the product of four multiplied by the Subject Fees (as defined below).
Upon a termination by the Company in connection with a transition to self-management, we are required to pay the Advisor a transition fee equal to (a) $15.0 million plus (b) the product of four multiplied by the Subject Fees, provided that the transition fee shall not exceed an amount equal to 4.5 multiplied by the Subject Fees.
The “Subject Fees” are equal to (i) the product of  four multiplied by the actual base management fee plus (ii) the product of four multiplied by the actual variable management/incentive fee, in each of clauses (i) and (ii), payable for the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated, plus, (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised (but excluding proceeds from the Company’s distribution reinvestment plan) in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated.
Special Allocation
The LPA allows for the special allocation, solely for tax purposes, of excess depreciation deductions of up to $10.0 million to the Advisor, a limited partner of the OP. In connection with this special allocation, the Advisor has agreed to restore a deficit balance in its capital account in the event of a liquidation of the OP and has agreed to provide a guaranty or indemnity of indebtedness of the OP. No special allocation has been made to date.
Special Limited Partner
As of the date of this Proxy Statement, Healthcare Trust Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the Advisor, owned approximately 9,677 shares of the Company’s outstanding Common Stock and holds a special limited partnership in the OP which entitles it to certain distributions (and any corresponding allocations) under the LPA.
If our Common Stock is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated incentive listing distribution from the OP equal to 15.0% of the amount by which the market value of all issued and outstanding shares of Common Stock plus distributions exceeds the aggregate capital contributed plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors in the Company’s initial public offering of Common Stock. None of these distributions has been earned through the date of this Proxy Statement. If the Special Limited Partner or any of its affiliates receives the subordinated incentive listing distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive termination distribution described below.
Upon a liquidation or sale of all or substantially all of the Company’s assets, including through a merger or sale of stock, the Special Limited Partner will be entitled to receive a subordinated participation in the net sales proceeds of the sale of real estate assets from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors in the Company’s initial public offering of Common Stock plus payment to investors of a 6.0% cumulative, pre-tax non-compounded annual return on the capital contributed by investors. None of these distributions has been earned through the date of this Proxy Statement. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to the Company’s listing or termination or non-renewal of the advisory agreement with the Advisor, as applicable, will reduce dollar for dollar the amount of the subordinated incentive listing distribution described above and subordinated incentive termination distribution described below.
Pursuant to the LPA, upon termination or non-renewal of the advisory agreement, with or without cause, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors in the

Company’s initial public offering of Common Stock. The Special Limited Partner is able to elect to defer its right to receive a subordinated distribution upon termination until either a listing of our Common Stock on a national securities exchange or other liquidity event occurs. If the Special Limited Partner or any of its affiliates receives the subordinated incentive termination distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive listing distribution described above.
Property Manager
Pursuant to a property management agreement with the Property Manager (as amended, the “Property Management Agreement”), unless the Company contracts with a third party, the Company pays the Property Manager a property management fee, on a monthly basis, equal to 1.5% of gross revenues from the Company’s stand-alone, single-tenant net leased properties managed and 2.5% of gross revenues from all other types of properties managed, plus market-based leasing commissions applicable to the geographic location of the property. The Company also reimburses the Property Manager for property level expenses incurred by the Property Manager. The Property Manager may charge a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties, and the Property Manager is allowed to receive a higher property management fee in certain cases if approved by our Board of Directors (including a majority of our independent directors).
If the Company contracts directly with third parties for such services, the Company will pay the third party customary market fees and will pay the Property Manager an oversight fee of 1.0% of the gross revenues of the property managed by the third party. In no event will the Company pay the Property Manager or any affiliate of the Property Manager both a property management fee and an oversight fee with respect to any particular property. If the Property Manager provides services other than those specified in the Property Management Agreement, the Company will pay the Property Manager a monthly fee equal to no more than that which the Company would pay to a third party that is not an affiliate of the Company or the Property Manager to provide the services.
The current term of the Property Management Agreement ends on February 17, 2023 and automatically renews for successive one-year terms unless any party provides written notice of its intention to terminate the agreement at least 90 days prior to the end of the term. The Property Manager may assign the agreement to any party with expertise in commercial real estate which has, together with its affiliates, over $100.0 million in assets under management.
During the year ended December 31, 2021, the Company paid approximately $3.8 million in fees (including property management fees and oversight fees) to the Property Manager. No other fees were paid to the Property Manager during the year ended December 31, 2021.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to the advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under the advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.

We have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2021 and during the period from January 1, 2022 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter which requires a determination that each related party transaction is fair to us and in our best interests. Either our nominating and corporate governance committee, our audit committee or our independent directors acting as a group has made this determination for each related party transaction. See “Board of Directors, Executive Officers and Corporate Governance  —  Nominating and Corporate Governance Committee.”
In addition, the advisory agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments, unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into joint ventures or other similar arrangements with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2021. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed with management Healthcare Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2021.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Healthcare Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Audit Committee
Leslie D. Michelson (Chair)
Lee M. Elman
B.J. Penn
Gov. Edward G. Rendell
Elizabeth K. Tuppeny

COMPENSATION COMMITTEE REPORT
The Company does not currently have a Compensation Committee of the Board of Directors, but the Nominating and Corporate Governance Committee of the Board of Directors carries out the responsibilities typically associated with a compensation committee. The Nominating and Corporate Governance Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in this proxy statement.
Nominating and Corporate Governance Committee
Elizabeth K. Tuppeny (Chair)
Lee M. Elman
Leslie D. Michelson
Gov. Edward G. Rendell

PROPOSAL NO. 1  —  ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of six members, of which five of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class II directors will be elected to serve until the 2025 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Edward G. Rendell and Elizabeth K. Tuppeny for election as Class II directors at the Annual Meeting, to serve until our 2025 Annual Meeting and until their successors are duly elected and qualify. Gov. Rendell and Ms. Tuppeny currently serve as Class II directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Gov. Rendell and Ms. Tuppeny as the Class II directors. The election of the Class II directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Gov. Rendell or Ms. Tuppeny will be unable to serve if elected. If, at the time of the Annual Meeting, Gov. Rendell or Ms. Tuppeny should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EDWARD G. RENDELL AND ELIZABETH K. TUPPENY AS CLASS II DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2025 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2  —  RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. PwC has audited our consolidated financial statements every year since the year ended December 31, 2019. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The aggregate fees billed (or expected to be billed) to us for professional services rendered by PwC, all of which have been approved by the audit committee, for and during the years ended December 31, 2021 and December 31, 2020, are as follows:
Audit Fees
Professional services relating to audits of our annual consolidated financial statements, reviews of our quarterly SEC filings, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate audit fees billed by PwC for the years ended December 31, 2021 and December 31, 2020 were approximately $1,712,700 and $1,578,800, respectively.
Audit Related Fees
Audit related fees include audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees billed by PwC for the years ended December 31, 2021 or December 31, 2020.
Tax Fees
There were no tax compliance fees billed by PwC for the years ended December 31, 2021 or December 31, 2020.
All Other Fees
There were no other fees billed by PwC for the years ended December 31, 2021 or December 31, 2020.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective as of March 7, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations  —  Corporate Governance  —  Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. A waiver of the Code of Ethics may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to their discretion.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2023 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by November 18, 2022. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2023 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at our 2023 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 19, 2022 and ending at 5:00 p.m. Eastern Time, on November 18, 2022. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Scott M. Lappetito

Scott M. Lappetito
Chief Financial Officer, Secretary and Treasurer

SCAN TO
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D73489-P68777

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

HEALTHCARE TRUST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees for Class II Directors:

		For	Withhold
1a.	Edward G. Rendell	☐	☐
1b.	Elizabeth K. Tuppeny	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

HEALTHCARE TRUST, INC.650 FIFTH AVENUE, 30TH FLOOR NEW YORK, NY 10019 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/HTI or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HTI2022You may attend the meeting in person via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D73489-P68777 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com/HTI.D73490-P68777HEALTHCARE TRUST, INC.Annual Meeting of Stockholders May 12, 2022 11:00 a.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder of Healthcare Trust, Inc., a Maryland corporation (the "Company"), hereby appoints Edward M. Weil, Jr. and Scott M. Lappetito, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/HTI2022, on May 12, 2022 commencing at 11:00 a.m., Eastern Time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" Proposals 1 and 2, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side